NYSE: BAS Investor Presentation January 2017 OUR LIFE’S WORK IS THE LIFE OF THE WELLTM

Forward-Looking Statements This presentation contains forward-looking statements. Basic has based these forward-looking statements largely on its current expectations and projections about future events and financial trends affecting the financial condition of its business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this presentation and other factors, most of which are beyond Basic’s control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this presentation are forward-looking statements. Although Basic believes that the forward-looking statements contained in this presentation are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Important factors that may affect Basic’s expectations, estimates or projections include:  a decline in or substantial volatility of oil and gas prices, and any related changes in expenditures by its customers;  the effects of future acquisitions on its business;  changes in customer requirements in markets or industries it serves;  competition within its industry;  general economic and market conditions;  its access to current or future financing arrangements;  its ability to replace or add workers at economic rates; and  environmental and other governmental regulations. Additional important risk factors that could cause actual results to differ materially from expectations are disclosed in Item 1A of Basic’s Form 10-K for the year ended December 31, 2015 and subsequent Form 10-Q’s filed with the SEC. While Basic makes these statements and projections in good faith, neither Basic nor its management can guarantee that the transactions will be consummated or that anticipated future results will be achieved. Basic’s forward-looking statements speak only as of the date of this presentation. Unless otherwise required by law, Basic undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Proven Growth Strategy 3  Basic Energy Services supports its customers’ well site activities from cradle to grave  Diversified service offering poised for future growth opportunities  The right fleet, the right people and operations in the right basins to support financial returns for the Life of the WellTM Our Life’s Work is the Life of the WellTM

Years Pr od uc tio n Our Life’s Work is the Life of the WellTM 4 Every Well is a Potential Life-Long Customer Basic’s Strategy for Success 1. Rate of Returns Driven 2. Proven Management with Ability to Weather Cycles 3. Diversified Service Offerings BAS Service Segments Fluid Services Well Servicing Contract Drilling Completion and Remedial Services

Company Data:  NYSE Ticker: BAS  Share price (as of 01/24/17): $40.61  Market capitalization: $1.1 billion  Over 100 locations across 15 states characterized by the most prolific basins  Website: www.basicenergyservices.com 5 Basic Energy Services Snapshot YTD 3Q16 Revenue by Region YTD 3Q16 Revenue by Activity Permian Basin 46% Mid-Continent/ Barnett/SCOOP 13% Rocky Mountain/ Bakken/Niobrara 20% Gulf Coast/ Eagle Ford 11% Ark-La- Tex/Haynesville 6% Appalachian/ Marcellus 2% California 2% Fluid Services 37% Well Servicing 30% Contract Drilling 1% Cement 13% Frac 20% Other 62% Acid 5% Completion and Remedial Services 32% Sizeable Footprint in the Resilient Permian Basin Diversified Business with Majority of Revenues Tied to Production Activities

Extensive Footprint in Prolific Basins

Significant Exposure to Major Oil and Gas Markets – >75% Revenue Exposure to Oil and Liquids Activity



California
50,000+ Gross Wells (95% oil)
Appalachia
190,000+ Gross Wells (10% oil)
Rocky Mountains
130,000+ Gross Wells (35% oil)
Mid-Continent
250,000+ Gross Wells (70% oil)
Ark-La-Tex
75,000+ Gross Wells (45% oil)
Permian Basin
160,000+ Gross Wells (80% oil)
South Texas/Gulf Coast
70,000+ Gross Wells (55% oil)
BAKKEN
APPALACHIA
PICEANCE
NIOBRARA
SAN JOAQUIN VALLEY
LA BASIN
GRANITE WASH
WOODFORD
FAYETTEVILLE
PERMIAN
BARNETT
HAYNESVILLE
EAGLE FORD
Basic Field Operations

Sources: Well count and relative percentage weighting of oil wells is from U.S. Energy Information Administration data.

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How We Manage Through Cycles 7 Upcycle Downcycle • Invest in new equipment • Expand into new markets • Maximize utilization to increase market share • Develop new service offerings • Match capex to cash flow • Maximize utilization to protect market share • Right-size workforce and cost structure • Protect liquidity and extend runway What we have been doing since November 2014 to address the downcycle As market environment has showed signs of improvement, our business strategy is changing to address the upcycle

Operational Update – Equipment Counts & Utilization 8 • Invest in new equipment • Expand into new markets • Maximize utilization to increase market share • Develop new service offerings • Match Capex to cash flow • Maximize utilization to protect market share • Right-size workforce and cost structure • Protect liquidity and extend runway 4Q16 3Q16 Well servicing rig hours 146,200 136,600 Well servicing utilization rate 49% 45% Number of well servicing rigs - end of period 421 421 Fluid services truck hours 489,000 499,900 Number of fluid service trucks - end of period 941 954 Total marketed pumping HHP 327,050 271,400 Total stacked pumping HHP 116,595 172,245 Total pumping HHP - end of period 443,645 443,645 Total marketed frac HHP 256,450 201,700 Total stacked frac HHP 101,200 155,950 Total frac HHP - end of period 357,650 357,650 Note: HHP is hydraulic horsepower

Operational Update – Market Environment 9 • Invest in new equipment • Expand into new markets • Maximize utilization to increase market share • Develop new service offerings • Match Capex to cash flow • Maximize utilization to protect market share • Right-size workforce and cost structure • Protect liquidity and extend runway • We expect 4Q16 revenues to be in the range of $155 to $157 million compared to $141 million in 3Q16 • Sequential revenue increase led by the completion and remedial segment, particularly stimulation services • Production oriented well servicing and fluid services lines of business maintained or exceeded 3Q16 activity levels despite the usual seasonal factors in the fourth quarter • Activity levels so far in 2017 continue to improve as stable oil prices are driving an increased U.S. Land drilling rig count and expected higher spending levels by our customers • We have identified several areas where expansion of our fleets are warranted • Ordered two 2 3/8” coil tubing units for our Niobrara operations with expected delivery dates in late 2Q or 3Q 2017 • Manufacturing two new well servicing rigs for our California operations with expected delivery dates by mid April 2017 • Evaluating our remaining 117,000 of stacked frac HHP for refurbishment and/or deployment as completion activity continues to grow • We expect to release 4Q16 and full year 2016 financial results in mid March • This is somewhat later than normal due to our fresh start accounting process that is underway

0% 10% 20% 30% 40% 50% 60% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 1Q 04 3Q 1Q 05 3Q 1Q 06 3Q 1Q 07 3Q 1Q 08 3Q 1Q 09 3Q 1Q 10 3Q 1Q 11 3Q 1Q 12 3Q 1Q 13 3Q 1Q 14 3Q 1Q 15 3Q 1Q 16 3Q Segment Profits Gross Profit Gross Margin Specialized Completion & Remedial Services  Support drilling, workover and production processes  Pumping services for cementing, acidizing, squeeze-cementing (workover), fracturing and re-fracturing activities  Fishing tools and rental equipment for drilling and workover processes  Coil tubing and nitrogen services for completion, remedial and P&A applications  Snubbing services to allow “live-well” completion and workover operations  Tubular services $0 $50 $100 $150 $200 $250 1Q 04 3Q 1Q 05 3Q 1Q 06 3Q 1Q 07 3Q 1Q 08 3Q 1Q 09 3Q 1Q 10 3Q 1Q 11 3Q 1Q 12 3Q 1Q 13 3Q 1Q 14 3Q 1Q 15 3Q 1Q 16 3Q Revenue 10 M illi on s M illi on s Focused on Markets Traditionally Underserved by Larger Competitors

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $5 $10 $15 $20 $25 $30 $35 $40 1Q 04 3Q 1Q 05 3Q 1Q 06 3Q 1Q 07 3Q 1Q 08 3Q 1Q 09 3Q 1Q 10 3Q 1Q 11 3Q 1Q 12 3Q 1Q 13 3Q 1Q 14 3Q 1Q 15 3Q 1Q 16 3Q Segment Profits Gross Profit Gross Margin Fluid Services  Transportation and disposal of salt water produced as a by-product of oil and gas production  Sale, transportation, storage and disposal of fluids used in fracturing, workover and drilling activity  Rental of portable frac and test tanks used in fracturing, workover, drilling and industrial applications  Oilfield wastewater (state-regulated, non- hazardous) disposal wellsazardous) disposal wells $0 $20 $40 $60 $80 $100 $120 1Q 04 3Q 1Q 05 3Q 1Q 06 3Q 1Q 07 3Q 1Q 08 3Q 1Q 09 3Q 1Q 10 3Q 1Q 11 3Q 1Q 12 3Q 1Q 13 3Q 1Q 14 3Q 1Q 15 3Q 1Q 16 3Q Revenue Basic’s Integrated Fluid Service Business Anchored by Expansive SWD Network 11 M illi on s M illi on s Permian Basin 48% Rocky Mtns. 14% Mid- Continent 9% Gulf Coast 16% Ark-La-Tex 13% 940 Trucks by Market Area

Fluid Service Truck Hours & # of SWD Wells 115,000 135,000 155,000 175,000 195,000 215,000 235,000 255,000 Jan09 Jan10 Jan11 Jan12 Jan13 Jan14 Jan15 J16 55 60 65 70 75 80 85 90 Tr uc k H ou rs N um be r o f S al t W at er D is po sa l W el ls Truck Hours Number of Salt Water Disposal Wells 12

Permian Basin 32% Rocky Mtns. 12% Mid-Con 9% Gulf Coast 8% Ark-La-Tex 6% California 3% Stacked 28% Marcellus, 2% 421 Rigs by Market Area Well Servicing  Service Work - routine maintenance of down- hole equipment to return well to production  Workover - periodic major maintenance and renovation to sustain or improve production  Completion - well preparation for production after successful drilling of well  P&A - plugging and abandonment of depleted wells$0 $20 $40 $60 $80 $100 $120 1Q 04 3Q 1Q 05 3Q 1Q 06 3Q 1Q 07 3Q 1Q 08 3Q 1Q 09 3Q 1Q 10 3Q 1Q 11 3Q 1Q 12 3Q 1Q 13 3Q 1Q 14 3Q 1Q 15 3Q 1Q 16 3Q Revenue 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 1Q 04 3Q 1Q 05 3Q 1Q 06 3Q 1Q 07 3Q 1Q 08 3Q 1Q 09 3Q 1Q 10 3Q 1Q 11 3Q 1Q 12 3Q 1Q 13 3Q 1Q 14 3Q 1Q 15 3Q 1Q 16 3Q Segment Profits Gross Profit Gross Margin Well Servicing Rigs Facilitate Down Hole Activity 13 M illi on s M illi on s

Well Servicing Rig Hours & Utilization Rates Concentrated Presence in Oil and Liquid-Directed Markets 25,000 35,000 45,000 55,000 65,000 75,000 85,000 Jan09 Jan10 Jan11 Jan12 Jan13 Jan14 Jan15 J16 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% R ig H ou rs U til iz at io n R at e Rig Hours Utilization Rate 14

Pro Forma Balance Sheet Emergence from Chapter 11 Enhances Financial Position 15 At Pro Forma Description 9/30/2016 9/30/2016 Liquidity ABL Credit Facility Borrowing Base 51$ 75$ Less: Letters of Credit (51) (51) Cash 34 127 Total Liquidity 34$ 151$ Debt Senior Notes due 2019 475,000$ -$ Senior Notes due 2022 300,000 - Term Loan due 2021 164,588 164,588 Capital Leases 78,664 78,664 1,018,252$ 243,252$ Senior Notes due 2019 & 2022 issuance costs (7,243) - Term Loan due 2021 discount (15,642) (15,642) Total Debt 995,367$ 227,610$ $000s Pro forma amounts reflect Basic's successfully emerging from pre-packaged Chapter 11 plan on December 23, 2016 where the senior noteholders exchanged their bonds for common stock. In addition, certain bondholders participated in a rights offering of $125 million to pay off the DIP financing and other transactions costs with the remainder added to the cash balance. The Company’s $100 million ABL Credit Facility was amended and restated to a $75 million facility with a $25 million accordion.